INVESTMENT ADVISORY AGREEMENT

Alleghany/Chicago Trust Growth & Income Fund

AGREEMENT made this 11th day of May 2001 by and between Alleghany Funds, a Delaware business trust (the "Trust"), on behalf of Alleghany/Chicago Trust Growth & Income Fund (the "Fund") and Chicago Capital Management, Inc. (the "Adviser").

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

    Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

    Duties of Adviser. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

    Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

    Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.70% of the Fund's average daily net assets for that month.

    In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

    Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

    Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

    Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

    Duration and Termination. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

    As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

    Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST	ALLEGHANY FUNDS for ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND By: Title:
ATTEST	CHICAGO CAPITAL MANAGEMENT, INC. By: Title:

  INVESTMENT ADVISORY AGREEMENT

  Alleghany/Chicago Trust Talon Fund

  AGREEMENT made this 11th day of May 2001 by and between Alleghany Funds, a Delaware business trust (the "Trust"), on behalf of Alleghany/Chicago Trust Talon Fund (the "Fund") and Chicago Capital Management, Inc. (the "Adviser").

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

  WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

  Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

  Duties of Adviser. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

  Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

  Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.80% of the Fund's average daily net assets for that month.

  In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

  Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

  Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

  Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

  Duration and Termination. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

  Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST	ALLEGHANY FUNDS for ALLEGHANY/CHICAGO TRUST TALON FUND By: Title:
ATTEST	CHICAGO CAPITAL MANAGEMENT, INC. By: Title:

  INVESTMENT ADVISORY AGREEMENT

  Alleghany/Chicago Trust Balanced Fund

  AGREEMENT made this 11th day of May 2001 by and between Alleghany Funds, a Delaware business trust (the "Trust"), on behalf of Alleghany/Chicago Trust Balanced Fund (the "Fund") and Chicago Capital Management, Inc. (the "Adviser").

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

  WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

  Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

  Duties of Adviser. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

  Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

  Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.70% of the Fund's average daily net assets for that month.

  In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

  Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

  Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

  Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

  Duration and Termination. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

  Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST	ALLEGHANY FUNDS for ALLEGHANY/CHICAGO TRUST BALANCED FUND By: Title:
ATTEST	CHICAGO CAPITAL MANAGEMENT, INC. By: Title:

  INVESTMENT ADVISORY AGREEMENT

  Alleghany/Chicago Trust Bond Fund

  AGREEMENT made this 11th day of May 2001 by and between Alleghany Funds, a Delaware business trust (the "Trust"), on behalf of Alleghany/Chicago Trust Bond Fund (the "Fund") and Chicago Capital Management, Inc. (the "Adviser").

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

  WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

  Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

  Duties of Adviser. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

  Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

  Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.55% of the Fund's average daily net assets for that month.

  In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

  Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

  Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

  Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

  Duration and Termination. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

  Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST	ALLEGHANY FUNDS for ALLEGHANY/CHICAGO TRUST BOND FUND By: Title:
ATTEST	CHICAGO CAPITAL MANAGEMENT, INC. By: Title:

  INVESTMENT ADVISORY AGREEMENT

  Alleghany/Chicago Trust Municipal Bond Fund

  AGREEMENT made this 11th day of May 2001 by and between Alleghany Funds, a Delaware business trust (the "Trust"), on behalf of Alleghany/Chicago Trust Municipal Bond Fund (the "Fund") and Chicago Capital Management, Inc. (the "Adviser").

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

  WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

  Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

  Duties of Adviser. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

  Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

  Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.60% of the Fund's average daily net assets for that month.

  In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

  Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

  Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

  Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

  Duration and Termination. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

  Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST	ALLEGHANY FUNDS for ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND By: Title:
ATTEST	CHICAGO CAPITAL MANAGEMENT, INC. By: Title:

  INVESTMENT ADVISORY AGREEMENT

  Alleghany/Chicago Trust Money Market Fund

  AGREEMENT made this 11th day of May 2001 by and between Alleghany Funds, a Delaware business trust (the "Trust"), on behalf of Alleghany/Chicago Trust Money Market Fund (the "Fund") and Chicago Capital Management, Inc. (the "Adviser").

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

  WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

  Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

  Duties of Adviser. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

  Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

  Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.40% of the Fund's average daily net assets for that month.

  In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

  Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

  Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

  Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

  Duration and Termination. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

  Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST	ALLEGHANY FUNDS for ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND By: Title:
ATTEST	CHICAGO CAPITAL MANAGEMENT, INC. By: Title: